Exhibit 10.1

Confidential Treatment

Requested

DEMAND RESPONSE RESOURCE PURCHASE AGREEMENT

BETWEEN

ALTERNATIVE ENERGY RESOURCES, INC.

AND

SOUTHERN CALIFORNIA EDISON

This Demand Response Resource Purchase Agreement, together with its exhibits and attachments (the “Agreement”) is entered into by and between Southern California Edison Company, a California corporation (“Buyer” or “SCE”), and Alternative Energy Resources, Inc., a Delaware corporation (“Seller”) as of October 16, 2007 (“Execution Date”). Buyer and Seller are sometimes referred to herein individually as a “Party” and collectively as “Parties.”

Whereas, in Decision 06-11-049, issued November 17, 2006, the California Public Utilities Commission (the “Commission”) directed SCE to procure additional demand response resources, defined herein to include capacity and energy as explained below (“DR Resources”) for the summer of 2007 and beyond, and to seek Commission approval of the additional DR Resources by filing an application no later than February 28, 2007;

Whereas, on January 29, 2007, SCE issued a bilateral solicitation for DR Resources (“DR Bilateral Solicitation”) seeking proposals from potential bidders to sell DR Resources to SCE;

Whereas, Seller submitted one or more offers (the “Offer”) in response to the DR Bilateral Solicitation;

Whereas, the Parties wish to enter into an agreement (“Agreement”) for the sale by Seller and purchase by SCE of DR Resource Capacity.

NOW, THEREFORE, in consideration of these recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows.

ARTICLE 1: TRANSACTION ELEMENTS

1.1	Purchase and Sale of the DR Resource Capacity

During the Term of this Agreement, Seller shall deliver and sell, and SCE shall purchase and receive, the capacity from the DR Resource (as defined in Section 1.4 below) subject to and in accordance with the terms and conditions of this Agreement. Seller represents, warrants, and covenants that it will deliver the DR Resource to SCE free and clear of all liens, security interests, claims and encumbrances. Seller shall not sell, assign or otherwise transfer the DR Resource, or any portion thereof, to any third party other than to SCE pursuant to this Agreement.

1.2	Term.

The “Term” of this Agreement shall commence upon Final Commission Approval (as defined in Section 2.2 below) and shall continue in full force and effect until December 31, 2012, unless earlier terminated in accordance with the terms and conditions of this Agreement.

1.3	Delivery Period.

The Delivery Period shall consist of the Delivery Days, Delivery Hours, and Operating Months as set forth below.

The Delivery Days shall be defined as follows:

Monday through Friday, excluding Holidays (please list): North American Electric Reliability Corporation (NERC) holidays

*** Portions of this agreement marked by *** have been omitted pursuant to a request for confidential treatment. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission. ***

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The Delivery Hours shall be defined as follows:

a.	***

Operating Months shall be defined as follows:

b.	Calendar months during the Term that contain DR Capacity Nominations

1.4	DR Resource

(a)	DR Resource Type

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***	***	***	***	***	***	***

(b)	DR Resource Capacity Nominations and Rates

Year 2008

Month	January	February	March	April	May	June
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***

Month	July	August	September	October	November	December
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***
Year 2009

Month	January	February	March	April	May	June
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***

Month	July	August	September	October	November	December
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***

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Year 2010

Month	January	February	March	April	May	June
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***

Month	July	August	September	October	November	December
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***
Year 2011

Month	January	February	March	April	May	June
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***

Month	July	August	September	October	November	December
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***
Year 2012

Month	January	February	March	April	May	June
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***

Month	July	August	September	October	November	December
DR Capacity Nomination (kW) (the “Contract Capacity”)	***	***	***	***	***	***
Capacity Credit Rate ($/kW-month)	***	***	***	***	***	***
Trigger	***
Energy Credit Rate ($/MWh)	***	***	***	***	***	***

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(c)	Limitations on the DR Resource:

(i)	***

(ii)	To the extent Seller aggregates two or more service accounts of end-use customers in SCE’s service territory, or multiple service accounts of a single end-use Customer in SCE’s territory or a single service account of an end-use customer (each an “aggregated group”) to form the DR Resource, Seller cannot include in its aggregated group(s) a customer service account served under any SCE curtailment demand response program, with the exception of Schedule OBMC.

(iii)	No less than fifteen (15) days before the beginning of each Operating Month, Seller shall deliver to SCE a list of each customer service account to be included in Seller’s aggregator group(s) so that SCE may verify that such customer service accounts are not served under any SCE curtailment demand response program except for Schedule OBMC. The list should include the customer name, service address, SCE Service Account Number, and Electric Meter Number for each customer service account to be verified. All customers on the list must have an active CISR-S form on file with SCE (see section 5.6)

(iv)	Seller shall provide SCE with notice no less than five (5) days before the beginning of each Operating Month, of adding or deleting a verified customer service account from the aggregated group. Seller shall not be entitled to any payments for any Capacity associated with customer service accounts that were not submitted within the five days notice required under this paragraph or for customer service accounts Buyer reasonably determines to be served under another SCE curtailment demand response program except for Schedule OMBC.

(v)	Monthly nominations that include Community Choice Aggregation (CCA) and Direct Access (DA) customers must be made in accordance with Section 5.3 and subsection 5.3a.

(vi)	At its sole discretion, SCE may require that customer service accounts in each aggregated group be reconfigured to be on a single billing cycle.

1.5	Dispatch Notification

Notice to dispatch the DR Resources under this Agreement will be *** prior to the time that the DR Resources are required to respond. The Buyer may give notice to dispatch the DR Resources ***, subject to the terms of this Agreement.

1.6	Exclusive Rights

During the Delivery Period, SCE shall have the exclusive rights to:

(a)	***

(b)	***

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ARTICLE 2: CONDITIONS PRECEDENT

2.1	Conditions Precedent

Notwithstanding the Parties’ execution and delivery of this Agreement, the Partie’s respective obligations under this Agreement shall only become effective upon the date (“Effective Date”) that all the following conditions are satisfied:

(a)	Final Commission Approval. Final Commission Approval shall have been obtained of the Agreement. If the Final Commission Approval materially alters the terms or conditions of the Agreement, then either Party may terminate the Agreement upon written notice to the other Party. If the Final Commission Approval materially alters the cost recovery mechanism requested by SCE for the Agreement, then SCE may terminate the Agreement upon written notice to the Seller. In the event SCE, Seller or any third party appeals a final Commission decision related to this Agreement prior to Final Commission Approval, SCE may, upon notice to Seller within fifteen (15) calendar days of the appeal, terminate this Agreement (and no Termination Payment will be due or owing by either Party), provided, neither Party shall have an obligation to appeal, petition to modify, or request a rehearing of, any decision by the Commission, provided, further, SCE may waive the requirement of Final CPUC Approval at any time with the written consent of the Seller.

Provided, if all of the conditions precedent above have not been satisfied by February 29, 2008, then this Agreement will automatically terminate, and SCE shall return any Security Deposit submitted by Seller, if any, pursuant to Article 4 herein.

ARTICLE 3: COMPENSATION

3.1	Disbursements

Disbursement of Delivered Energy Payments and Delivered Capacity Payments.

(a)	If no dispatch event is called during the Operating Month, Seller shall, on a monthly basis, submit an invoice to Buyer for services rendered under this Agreement during the previous Operating Month no later than thirty (30) days after the end of the Operating Month.

(b)	If a dispatch event was called during the Operating Month for which the invoice is being submitted, Seller shall submit an invoice to Buyer for services rendered under this Agreement during the previous Operating Month, and also submit recorded kW and other performance data and calculations supporting the Delivered Capacity Payment and Delivered Energy Payment Seller claims for such Operating Month.

(c)	SCE will pay Seller all undisputed disbursements approximately thirty (30) days after receiving the invoice but not later than sixty (60) days after receiving the invoice.

(d)	Payments to Seller will be in the form of a check, or when such calculations result in a net charge, SCE shall bill the Seller and the net charge shall be

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due and payable in accordance with the terms and conditions of SCE’s invoice. If Seller fails to pay those net charges, then Buyer may offset the net charges against any future amounts it may owe to Seller under this Agreement.

3.2	Baseline Calculation

☒ Same baseline calculation as approved for SCE’s Capacity Bidding Program for Aggregators:

(a)	The Energy Baseline (EB) is used to calculate the DR Resource’s Recorded Reduced Energy for each dispatch event. A valid EB will be established when at least ten (10) similar days of interval meter data available to SCE’s billing system for all service accounts contained in the DR Resource are collected.

(b)	Only the hourly average kWh usage (calculated over the pool of accounts, on an aggregated basis, in each DR Resource) during the Delivery Hours will be included in the EB.

(c)	The EB will be calculated on an hourly basis using the average of the three (3) highest energy usage days of the immediate past ten (10) similar delivery days, excluding holidays, of all service accounts within the Resource.

(d)	The EB will be determined by SCE at the end of the Operating Month following the dispatch of the DR Resource. The EB may vary for each hour of the dispatched DR Resource.

The Seller must be able to establish a valid EB for each DR Resource prior to each Operating Month. Only the eligible service accounts included in the Seller’s DR Resource will be used in the establishment of the Seller’s EB.

***

3.3	Recorded Reduced Capacity Calculation

(a)	The Recorded Reduced Capacity equals the difference between the DR Resource’s EB per hour and its recorded maximum kWh per hour during each hour of DR Resource dispatch.

(b)	Seller shall use reasonable means of recording the kWh per hour during each of DR Resource dispatch, which means shall be subject to the reasonable approval of SCE.

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3.4	Delivered Capacity Payment Calculation

The Delivered Capacity Payment shall be calculated on an aggregated basis across all service accounts within a Resource ID for each Operating Month.

When the DR Resource is not dispatched during an Operating Month, the Seller’s Delivered Capacity Payment shall equal the Contract Capacity times the applicable Capacity Credit Rate, as shown in Section 1.4 of this Agreement.

When the DR Resource is dispatched at least once during an Operating Month, the Delivered Capacity Payment shall be calculated for each hour of the DR Resource dispatch as follows:

	Percent of Contract Capacity	Percent of Capacity Credit
a)	***	***
b)	***	***
c)	***	***
d)	***	***
e)	***	***

(a)	For each hour of the dispatch event, when the Recorded Reduced Capacity is at least *** percent of the Contract Capacity then the Delivered Capacity Payment shall equal *** percent of the Contract Capacity times the applicable Capacity Credit Rate, as shown in Section 1.4 of this Agreement, divided by the number of dispatch hours in the Operating Month. Any Recorded Reduced Capacity above *** percent of the DR Capacity Nomination shall not be eligible for compensation.

(b)	For each hour of the dispatch event, when the Recorded Reduced Capacity is at least *** percent of the Contract Capacity, but less than *** percent of the Contract Capacity, the Delivered Capacity Payment calculation shall be the actual Recorded Reduced Capacity times the applicable Capacity Credit Rate, as shown in Section 1.4 of this Agreement, divided by the number of dispatch hours in the Operating Month.

(c)	For each hour of the dispatch event, when the Recorded Reduced Capacity is at least *** percent of the DR Capacity Nomination, but less than *** percent of the DR Capacity Nomination, the Delivered Capacity Payment for that hour shall equal the actual Recorded Reduced Capacity times ***% of the applicable Capacity Credit Rate, as shown in Section 1.4 of this Agreement, divided by the number of dispatch hours in the Operating Month.

(d)	For each hour of the dispatch event, when the Recorded Reduced Capacity equals less than *** percent of the Contract Capacity, the Delivered Capacity Payment shall equal zero for that hour.

(e)	For each hour of the dispatch event, when the Recorded Reduced Capacity is less than *** percent of the Contract Capacity, the Delivered Capacity Payment is calculated as ***

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3.5	Delivered Energy Payment Calculation

The Delivered Energy Payment shall be calculated on an aggregated basis across all service accounts within a Resource ID for each Operating Month.

When the DR Resource is not dispatched during an Operating Month, the Seller’s Delivered Energy Payment will be zero for that Operating Month.

When the DR Resource is dispatched at least once during an Operating Month, the Recorded Reduced Energy shall be used in the calculation of the Seller’s Delivered Energy Payment, calculated as follows for each hour of each DR Resource dispatch:

(a)	Recorded Reduced Energy equals the difference between the DR Resource’s EB and its recorded kWh usage during each hour of DR Resource dispatch.

(b)	All Recorded Reduced Energy up to 150 percent of the Contract Capacity for each hour shall be eligible for a Delivered Energy Payment, determined by multiplying the Recorded Reduced Energy by the product of the Energy Credit Rate as recorded in Section 1.4 of this Agreement. Any Recorded Reduced Energy in excess of 150 percent of the Contract Capacity for each hour shall not be eligible for a Delivered Energy Payment.

(c)	If the Recorded Energy is less than *** percent of the Contract Capacity for any dispatch hour, then the difference between the Recorded Reduced Energy and the Contract Capacity for that hour is defined as Shortfall Energy. Shortfall Energy shall be ***

(d)	Seller shall use reasonable means of recording the DR Resource’s kWh usage during each hour of DR Resource dispatch, which means shall be subject to the reasonable approval of SCE.

3.6	Test Events

SCE may conduct up to two test events (“Test Events”) per calendar year during the Term of this Agreement. Seller shall be entitled to receive a Delivered Energy Payment and a Delivered Capacity Payment for each hour of the Test Events, which shall be calculated in accordance with the provisions of Sections 3.4 and 3.5 above. The hours for these test events shall be dispatched in accordance with the DR Resource Type descriptions in Article 1.4 (a). ***.

3.7	Disputed Bills or Charges

Any disputed invoices and/or charges shall be resolved in accordance with the provisions of Article 11 below.

ARTICLE 4: CREDIT REQUIREMENTS

SCE shall require Seller to establish its creditworthiness through evaluations, deposits, or other security in the manner described below. Seller may establish its creditworthiness through any one of the following. Upon the establishment of such creditworthiness, SCE upon request will refund Seller’s security deposits, if any, then being held to secure payment of liabilities to Buyer under this Agreement.

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4.1	Credit Evaluation

Seller with a demonstrable current credit rating of Baa2 or higher from Moody’s or BBB or higher from Standard and Poor’s, Fitch or Duff & Phelps, is deemed to be creditworthy unless SCE determines that a material change in the Seller’s creditworthiness has occurred. SCE requires Seller to complete a credit application including financial information reasonably necessary to establish credit. The creditworthiness evaluation may be conducted by an outside credit analysis agency, determined by SCE, with final credit approval granted by SCE. This evaluation will be completed within 10 business days. Credit reports will remain strictly confidential between the credit analysis agency and SCE. A credit application processing fee, as approved by the Commission, may be charged to offset the cost of determining the Seller’s creditworthiness.

4.2	Security Deposits

Seller may submit and maintain a cost-based security deposit in lieu of submitting to or being qualified under a creditworthiness evaluation. The amount of the security deposit required to establish credit will ***. The initial value of the security deposit shall be reasonably estimated by Buyer upon consultation with Seller and will be adjusted as necessary from time to time to meet the security requirements based on Seller’s performance under this Agreement.

4.3	Forms of Security Deposits

Security deposits may be in the form of (1) cash deposits, with interest earned at the 3-month commercial paper rate, (2) letters of credit, defined as irrevocable and renewable issued by a major financial institution acceptable to SCE, (3) surety bonds, defined as renewable and issued by a major insurance company acceptable to SCE, or (4) guarantees from Seller’s parent company, affiliate, guarantor, or subsidiary with a credit rating of Baa2 or higher from Moody’s or BBB or higher from Standard and Poor’s, Fitch or Duff & Phelps, unless SCE determines that a material change in the guarantor’s creditworthiness has occurred, or, in other cases, through the credit evaluation process described above. Security deposits must be posted with SCE prior to the Delivery Period. Security deposits posted with SCE which are in excess *** will be returned to Seller within approximately sixty (60) days after the expiration or termination of this Agreement.

4.4	Security Deposit Payment Timetable

Seller is obligated to post a security deposit with SCE prior to the Delivery Period. Seller’s failure to timely post the required security deposit may result in the termination of this Agreement.

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4.5	Interest on Cash Deposit

SCE will pay interest on cash deposits, except as provided below, calculated on a daily basis, and compounded at the end of each calendar month, from the date fully paid to the date of refund by check or credit to Seller’s account. The interest rate applicable in each calendar month shall be set forth in Rule 7; except that when a refund is made within the first fifteen days of a calendar month the interest rate applicable in the previous month shall be applied for the elapsed portion of the month in which the refund is made.

4.6	Ongoing Maintenance of Credit

To assure continued validity of established unsecured credit, Seller shall promptly notify SCE of any material change in its credit rating or financial condition. Seller shall also furnish evidence of an acceptable credit rating or financial condition, as set forth above, to SCE upon request. In the event SCE determines that Seller’s or Seller’s guarantor’s creditworthiness has materially changed, as set forth above, and Seller does not rectify or provide a security deposit commensurate with the change in creditworthiness, then SCE may terminate this Agreement.

4.7	Additional Documents

Prior to the Delivery Period, Seller shall execute and deliver all documents and instruments (including, without limitation, security agreements and SCE financing statements) reasonably required from time to time to implement the provisions set forth above and to perfect any security interest granted to SCE.

ARTICLE 5: SPECIAL TERMS AND CONDITIONS

5.1	Resource Adequacy Benefits

(a)	Seller grants, pledges, assigns, and otherwise commits to SCE the full Capacity of each DR Resource in order for SCE to meet its Resource Adequacy Requirement (“RAR”) and, if applicable, local RAR under any Resource Adequacy Rulings. Seller represents, warrants, and covenants to SCE that Seller (a) has not used, granted, pledged, assigned, or otherwise committed; and (b) will not use, grant, pledge, assign, or otherwise commit any Capacity of any DR Resource to meet the RAR or local RAR of, or confer Resource Adequacy Benefits upon, any entity other than SCE during the Term. The Parties shall take all actions (including amending this Agreement and complying with all current and future tariff provisions and decisions of the Commission and/or any other governmental authority that address Resource Adequacy performance obligations and penalties) and execute all documents or instruments necessary to effect the use of the Resource Adequacy Benefits of each DR Resource for SCE’s sole benefit throughout the Term.

(b)	If the DR Resources will not be available to provide the Contract Capacity in the full amount for any RAR or Local RAR showing for the Delivery Period, Seller shall, no later than the earlier of (a) twenty (20) Business Days after the loss of any Contract Capacity, or (b) fifteen (15) Business Days before the relevant deadline for such RAR or local RAR showing, notify Buyer of the Capacity of each DR Resource which can be included in such showing.

(c)	At any time after the Effective Date, if SCE enters into any demand response resource purchase agreement or similar agreement that provides a seller with more favorable terms and conditions than the terms and conditions of this section, then Seller shall have the right to avail itself of such terms and conditions as if the same were written into this section.

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5.2	***

Seller grants, pledges, assigns, and otherwise commits to SCE *** if any, of *** in order for SCE to meet its ***. Seller represents, warrants, and covenants to SCE that Seller (a) has not used, granted, pledged, assigned, or otherwise committed, and (b) will not use, grant, pledge, assign, or otherwise commit any ***, any entity other than SCE during the Term. The Parties shall take all actions (including amending this Agreement and complying with all current and future provisions and decisions of the Commission and/or any other governmental authority that address and penalties) and execute all documents or instruments necessary to effect the use of the *** for SCE’s sole benefit throughout the Term. ***

5.3	Ensure Necessary Arrangements with Scheduling Coordinators for CCA and DA Customers

Seller shall be solely responsible for having the appropriate contractual or other arrangements with the Scheduling Coordinator (SC) for the electric service provider of each CCA and DA customer with service accounts that are included in a Seller’s group, and for complying with the Scheduling Coordinator to Scheduling Coordinator (SC-to-SC) Protocol noted below, to ensure that SCE’s SC receives a delivery in the congestion zone in which the Seller’s DA or CCA customer service account(s) is located.

***

***

(a)	***

(b)	***

(c)	***

(d)	***

***

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5.4	Secure Customer Participation in Measurement and Evaluation Activities

Seller agrees, and shall cause each customer service account of Seller’s aggregated group(s) to agree, to (i) allow SCE, the Commission, and/or the California Energy Commission (“CEC”), and the authorized representatives of any of them, reasonable access to Seller’s and customer’s facilities to conduct measurement and evaluation activities related to this Agreement; and (ii) participate in and complete all evaluation surveys received from SCE, the Commission and/or the CEC related to this Agreement. Seller’s failure to secure these agreements may result in the termination of this Agreement.

5.5	SCE Not Liable for Aggregator Service

SCE has no obligations to a customer with one or more service accounts participating in a Seller’s aggregated group(s). Such customer must look to Seller to carry out the responsibilities associated with Seller’s service.

5.6	Customer-Specific Usage or Meter Data

SCE will provide customer-specific usage or meter data to Seller, provided SCE has received written authorization from the customer to release such information to Seller in the form of an executed “Authorization to Receive Customer Information or Act on a Customer’s Behalf” form (CISR-S), available at www.sce.com.

5.7	Customer Inquiries

Customer inquiries concerning Seller’s services shall be directed to Seller.

ARTICLE 6: CONTACT INFORMATION

		SELLER		BUYER
		Phone/Fax		Phone/Fax

Dispatch Notification:	***		***

Day Ahead Trading:	***		***

Real Time Trading:	***		***

Day Ahead Scheduling:	***		***

Real Time Scheduling:	***		***

Settlements:	***		***

Customer Inquiries:	***		***

ARTICLE 7: REPRESENTATIONS AND WARRANTIES

7.1	Representations and Warranties of Both Parties

As of the Execution Date and the Effective Date, each Party represents and warrants to the other Party that:

(a)	It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)	The execution, delivery and performance of this Agreement are within its power, have been duly authorized by all necessary action (other than Final

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Commission Approval) and do not violate any of the terms and conditions in its governing documents, any contracts to which it is a party or any laws applicable to it;

(c)	This Agreement constitutes its legally valid and binding obligation enforceable against it in accordance with its terms;

(d)	It is not bankrupt and there are not proceedings pending or being contemplated by it or, to its knowledge, threatened against it which would result in it being or become bankrupt;

(e)	There is not pending or, to its knowledge, threatened against it or in Seller’s case, guarantor, if applicable, any legal proceedings that could materially adversely affect its ability to perform its obligations under this Agreement;

(f)	It is acting for its own account, has made its own independent decision to enter into this Agreement and as to whether this Agreement is appropriate or proper for it based upon its own judgment, is not relying upon the advice or recommendations of the other Party in so doing, and is capable of assessing the merits of and understanding, and understand and accepts, the terms, conditions, and risks of this Agreement; and

(g)	It has entered into this Agreement in connection with the conduct of its business and it has the capacity or ability to make or take delivery of all DR Resources under this Agreement.

ARTICLE 8: NOTICES

Unless otherwise provided in this Agreement, any notice or request (“Notice”) shall be in writing to the address provided below and delivered by hand delivery, United States mail, overnight courier service or facsimile. Notice by facsimile or hand delivery shall be effective at the close of business on the day received, if the entire document was received during business hours on a Business Day, and otherwise shall be effective at the close of business on the next Business Day after it was sent or personally delivered. Notice by overnight courier service shall be effective on the next Business Day after it was sent. Notice by United States mail shall be effective on the third Business Day after it was sent. A Party may change its address by providing Notice of same to the other Party in accordance with this Article 8.

If to SCE:	Southern California Edison Company
***
***
***
***

If to Seller:	***
***
***
***
***

ARTICLE 9: SELLER’S FAILURE TO DELIVER CONTRACT CAPACITY

Seller shall indemnify Buyer for any monetary penalties or fines assessed against Buyer by the Commission or the California Independent System Operator (“CAISO”) resulting from and to the extent caused by:

(a)	Seller’s failure to provide Buyer with any portion of the Contract Capacity pursuant to the terms and conditions of this Agreement, including, without limitation, meeting the time requirements for dispatching the DR Resource;

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(b)	Seller’s failure to provide notice of the non-availability of any portion of the Contract Capacity as required under Section 5.1 hereof; or

(c)	any other failure by Seller to perform its obligations under this Agreement. With respect to the foregoing, the Parties shall use commercially reasonable efforts to minimize such penalties and fines, provided that in no event shall Buyer be required to utilize or change its utilization of its owned or controlled assets or market positions to minimize these penalties and fines. If Seller fails to pay such penalties or fines, or fails to reimburse Buyer for such penalties and fines, then Buyer may offset the cost of those penalties and fines against any future amounts it may owe to Seller under this Agreement.

ARTICLE 10: TERMINATION

A Party may terminate this Agreement in the event of a material breach by the other Party of any of the material terms or conditions of this Agreement, provided such breach is not remedied within sixty (60) days of receipt of the non-breaching Party’s Notice to the breaching Party of such breach or otherwise cured pursuant to the dispute resolution provisions set forth below.

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ARTICLE 11: DISPUTE RESOLUTION

11.1	Dispute Resolution

Any and all disputes, claims or controversies arising out of, relating to, concerning or pertaining to the terms of this Agreement, or to either Party’s performance or failure of performance under this Agreement (“Dispute”), which Dispute the Parties have been unable to resolve by informal methods after undertaking a good faith effort to do so, shall first be submitted to an informal dispute resolution under the procedure described in Section 11.2 below; if the matter is not resolved through such procedures, then to a nonbinding mediation under the procedure described in Section 11.3 below; and then, if the Dispute is not resolved through the informal resolution and nonbinding mediation procedures, it shall be referred for final and binding arbitration under the procedures described in Section 11.4.

11.2	Informal Resolution

Any unresolved Disputes shall initially be referred to a Vice President of SCE, or designee, and an officer of Seller, or designee, for resolution.

11.3	Mediation

If the Dispute is not resolved under the procedure provided for in Section 11.2, above, within one (1) month of its submission to SCE’s Vice President and Seller’s officer, then the Dispute shall be submitted to JAMS, its successor, or any other mutually agreeable neutral (the “Mediator”) for non-binding mediation. Either Party may initiate the mediation by providing to the other Party a written request for mediation that sets forth the subject of the Dispute and the relief requested. The Parties will cooperate with one another in promptly selecting the Mediator from the JAMS’ panel of neutrals, or in selecting a mutually acceptable non-JAMS Mediator, and in scheduling the time and place of the mediation. Unless otherwise agreed to by the Parties, however, the mediation shall not be scheduled for a date that is greater than one hundred twenty (120) days from the date of the initial written demand for mediation. Moreover, if the Parties cannot agree on the place of mediation, it shall alternate between the Parties’ headquarters, starting at the headquarters of the Party that did not request mediation. The Parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs (other than each Party’s individual attorneys’ fees and costs related to the Party’s participation in the mediation, which fees and costs shall be borne by such Party). All offers, promises, conduct and statements, whether oral or written, made in connection with or during the mediation by either of the Parties, their Representatives, and by the Mediator and any of the Mediator’s agents, representatives and employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding between the Parties, provided, evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.

11.4	Arbitration

Either Party may initiate binding arbitration with respect to the Dispute first submitted to mediation by making a written demand for binding arbitration before a single, neutral arbitrator (the “Arbitrator”) at any time following the unsuccessful conclusion of the mediation provided for in Section 11.3. The Parties will cooperate with one another in promptly selecting the Arbitrator and in scheduling the arbitration to commence no later than one hundred eighty (180) days from the date of the initial written demand for binding arbitration. If, notwithstanding their good faith efforts, the Parties are unable to agree upon a mutually acceptable Arbitrator, the Arbitrator shall be appointed as provided for in California Code of Civil Procedure Section 1281.6, provided, unless the Parties otherwise agree in writing, the person who acted as Mediator shall be precluded from serving as Arbitrator. Upon a Party’s written demand for binding arbitration, such Dispute, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by binding arbitration before the Arbitrator, in accordance with the laws of the State of California, without regards to principles of conflicts of laws. Except as provided for herein, the arbitration shall be conducted by the Arbitrator in accordance with the rules and procedures for arbitration of complex business disputes for the organization with which the Arbitrator is associated; absent the existence of such rules and procedures, the arbitration shall be conducted in accordance with the California Arbitration Act, California Code of Civil Procedure Section 1280 et seq. However, notwithstanding the rules and procedures that would otherwise apply to the arbitration, and unless the

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Parties agree to a different arrangement, the place of the arbitration shall be in Los Angeles County, California, each side in the arbitration shall be entitled to take up to three depositions, and all direct testimony in the arbitration shall be submitted in the form of affidavits or declarations under penalty of perjury. Each Party shall cooperate in making available for cross-examination at the arbitration hearing its witnesses whose direct testimony has been so submitted. Judgment on the award may be entered in any court having jurisdiction. The Arbitrator shall, in any award, allocate all of the costs of the binding arbitration (other than each Party’s individual attorneys’ fees and costs related to the Party’s participation in the arbitration, which fees and costs shall be borne by such Party), including the fees of the Arbitrator, against the Party who did not prevail. Until such award is made, however, the Parties shall share equally in paying the costs of the arbitration.

11.5	Waiver of July Trial

The Parties waive any right to trial by jury in any litigation arising under this Agreement.

ARTICLE 12 : INDEMNIFICATION

12.1	Seller Acts and Omissions

Seller shall, at its own cost, defend, indemnify and hold harmless SCE and its officers, directors, employees, agents, representatives, assigns, and successors in interest from and against any and all liability, damages, losses, claims, demands, actions, causes of action, costs, including reasonable attorneys’ fees (which shall include allocable costs of in-house counsel) and expense of any of them, resulting from the death or bodily injury to any person or damage to any property, arising out of any negligent act or omission of Seller, its employees, officers and agents, or any of them. Seller’s indemnification obligation hereunder shall be contingent on Buyer giving Seller written notice of any such claim. Buyer will provide full cooperation in any defence or settlement of such claim (at Seller’s cost).

12.2	Breach of Representations, Warranties, and Covenants

Each Party shall, at its own cost, defend, indemnify and hold harmless the other Party and its officers, directors, employees, agents, representatives, assigns, and successors in interest from any and all liability, damage, losses, claims, demands, actions, causes of action, costs and expense arising out of or in connection with any breach by the first Party of its representations, warranties, and covenants in this Agreement.

12.3	Survival

All indemnity rights shall survive the termination of this Agreement for a period of four (4) years.

ARTICLE 13: Limitation of Remedies, Liability, and Damages

There is no warranty of merchantability or fitness for a particular purpose with respect to any product or DR Resource, and any and all implied warranties are disclaimed. The Parties confirm that the express remedies and measure of damages provided in this Agreement satisfy the essential purposes hereof. Unless expressly provided otherwise in this Agreement, for breach of any provision for which an express remedy or measure of damages is provided, such express remedy or measure of damages shall be the sole and exclusive provision and all other remedies or damages at law or in equity (other than injunctive relief as provided in this Agreement) are waived. If no remedy or measure of damages is expressly provided herein, the obligor’s liability shall be limited to direct actual damages only, such direct actual damages to be the sole and exclusive remedy and all other remedies or damages at law or in equity (other than in injunctive relief as provided in this agreement) are waived. Notwithstanding anything to the contrary in this Agreement, neither Party shall be liable to the other Party for any indirect, special, exemplary, incidental, punitive, lost profits, business interruption or consequential damages whatsoever under any theory, including by statute, contract, tort (including negligence) or strict liability, under any indemnity provision set forth in this Agreement or otherwise, resulting from a Party’s performance or nonperformance of its obligations under or termination of this Agreement. The Parties intend that the limitations herein imposed on remedies and the measure of damages be without regard to the cause or causes related thereto, including the negligence of any Party, whether such negligence be sole, joint or

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concurrent, or active or passive. To the extent any damages required to be paid hereunder are liquidated, the Parties acknowledge that the damages are difficult or impossible to determine or otherwise obtaining an adequate remedy is inconvenient and the damages calculated hereunder constitute a reasonable approximation of the harm or loss. Nothing in this section prevents or is intended to prevent a party from seeking specific performance unless performance is otherwise excused herein.

ARTICLE 14: CONFIDENTIALITY

The terms and conditions of this Agreement shall be Confidential Information of SCE and Seller, and shall not be disclosed to a third party without the prior written consent of the other Party.

Notwithstanding the foregoing, the Parties agree that SCE or Seller may disclose the transfer of the Contract Capacity under this Agreement or the Agreement itself to any governmental body, the Commission, or the CAISO as required by any law or regulation, or in order to support its RAR, local RAR and/or RPS showings; provided that the disclosing Party shall, to the extent reasonable, use reasonable efforts to seek a protective order, file under seal, or take other actions to limit the ability of any such applicable governmental body, Commission or CAISO to further disclose such information.

ARTICLE 15: FORCE MAJEURE

A Party shall not be in default in the performance of its obligations under this Agreement when and to the extent that the failure or delay of its performance is due to an event of Force Majeure.

15.1	Definition

Force Majeure means any event or circumstance to the extent beyond the control of, and not the result of the negligence of, or caused by, the Party seeking to have its performance obligation excused thereby, which by the exercise of due diligence such Party could not reasonably have been expected to avoid and which by exercise of due diligence it has been unable to overcome. Force Majeure shall not include (i) a failure of performance of any other entity, except to the extent that such failure was caused by an event that would otherwise qualify as a Force Majeure event, or (ii) breakage or malfunction of equipment (except to the extent that such failure was caused by an event that would otherwise qualify as a Force Majeure).

15.2	Limitations

If, because of a Force Majeure, either Party is unable to perform its obligations under this Agreement, such Party shall be excused from whatever performance is affected by the Force Majeure only to the extent so affected, provided:

(a)	the claiming Party, no more than five (5) calendar days after the initial occurrence of the claimed Force Majeure, gives the other Party notice describing the particulars of the occurrence;

(b)	the claiming Party, within five (5) business days of providing notice of occurrence of the Force Majeure, provides evidence reasonably sufficient to establish that the occurrence constitutes a Force Majeure as defined in this Agreement;

(c)	the suspension of performance is of no greater scope and of no longer duration than is required by the Force Majeure; and

(d)	as soon as Claiming Party is able to resume performance of its obligations under this Agreement, it shall do so and shall promptly give the other Party Notice of this resumption.

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ARTICLE 16: MISCELLANEOUS

16.1	General

This Agreement shall be considered for all purposes as prepared through the joint efforts of the Parties and shall not be construed against one Party or the other as a result of the preparation, substitution, submission or other event of negotiation, drafting or execution hereof. The term “including” when used in this Agreement shall be by way of example only and shall not be considered in any way to be in limitation. All references to time shall be in PPT unless stated otherwise. The headings used herein are for convenience and reference purposes only. This Agreement shall be binding on each Party’s successors and permitted assigns. Each Party further agrees that it will not assert, or defend itself, on the basis that any applicable tariff is inconsistent with this Agreement.

16.2	Governing Law

This Agreement shall be construed under the laws of the State of California without giving effect to choice of law provisions that might apply the laws of a different jurisdiction.

16.3	Amendment

This Agreement can only be amended by a writing signed by both Parties.

16.4	Assignment

Neither Party shall assign this Agreement or its rights hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

16.5	Successors and Assigns

This Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors and assigns. Rights and obligations under this Agreement shall not be assignable by either Party without the prior written consent of the other Party. This Agreement is not intended to confer any rights or remedies upon any other persons other than the Parties.

16.6	Waiver

None of the provisions of this Agreement shall be considered waived by either Party unless the Party against whom such waiver is claimed gives the waiver in writing. The failure of either Party to insist in any one instance upon strict performance of any the provisions of this Agreement or to take advantage of any of its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishments of such rights for the future, but the same shall continue and remain in full force and effect. Waiver by either Party of any default of the other Party shall not be deemed a waiver of any other default.

16.7	Obligations Surviving Termination

Except as may be provided or limited by this Agreement, the obligations which by their nature are intended to survive termination of this Agreement, including representations, warranties, covenants and rights and obligations with respect to indemnification, payment, and settlement, confidentiality, shall so survive.

16.8	No Agency

Except as otherwise provided explicitly herein, in performing their respective obligations under this Agreement, neither Party is acting, or is authorized to act, as the other Party’s agent.

16.9	No Third Party Beneficiaries

This Agreement shall not impart any rights enforceable by any third party (other than a permitted successor or assignee bound by this Agreement).

16.10	Entire Agreement

This Agreement, when fully executed, constitutes the entire agreement by and between the Parties as to the subject matter hereof, and supersedes all prior understandings, agreements or representations by or between the Parties, written or oral to the extent they have related in any way to the subject matter hereof. Each Party represents that, in entering into this Agreement, it has not relied upon any promise, inducement, representation, warranty, agreement or other statement not set forth in this Agreement.

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16.11	Severability

If any term, section, provision or other part of this Agreement, or the application of any term, section, provision or other part of this Agreement, is held to be invalid, illegal or void by a court or regulatory agency of proper jurisdiction, all other terms, sections, provisions or other parts of this Agreement shall not be affected thereby but shall remain in force and effect unless a court or regulatory agency holds that the provisions are not separable from all other provisions of this Agreement.

16.12	Multiple Originals

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any of the signatures thereon, and may be attached to another counterpart of this Agreement identical in form hereto by having attached to it one or more signature pages.

16.13	Audit Rights

SCE and the Commission shall each have the right, at its sole expense and during normal working hours, to audit the documents, records or data of Seller to the extent reasonably necessary to verify the accuracy of any statement, claim, charge or calculation made pursuant to this Agreement. Seller shall promptly comply with any reasonable request by SCE under this Section and provide copies of documents, records or data to SCE. The rights and obligations under this Section shall survive the termination of this Agreement for a period of two (2) years.

16.14	Performance under this Agreement

Each Party and its representatives shall maintain records and supporting documentation relating to this Agreement, and the performance of the Parties hereunder in accordance with, and for the applicable time periods required by, all applicable laws, but in no event less than seven (7) years after final payment is made under this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Execution Date.

ALTERNATIVE ENERGY RESOURCES, INC.		SOUTHERN CALIFORNIA EDISON COMPANY

By:	/s/ Frank Magnotti	By:	/s/ Lynda L. Ziegler

Name:	Frank Magnotti	Name:	Lynda L. Ziegler
	print		print

Title:	President and EOO, AER	Title:	Senior V.P. Customer Service

Date:	10/10/2007	Date:	October 16, 2007

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Exhibit A

Calendar Year	Security Requirement (not to exceed)

2008	***

2009	***

2010	***

2011	***

2012	***

***